UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

RINGCENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Davis Drive, Belmont, CA 94002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 472-4100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock par value $0.0001	RNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Strategy Officer

On August 30, 2021, Praful Shah, age 66, notified RingCentral, Inc. (the “Company”) of his resignation from his position as the Company’s Chief Strategy Officer effective as of September 14, 2021 (the “Separation Date”). Mr. Shah’s resignation did not involve any disagreement on any matter related to the Company’s operations, policies, or practices.

(e) Compensatory Arrangements of Certain Officers

In connection with his resignation, on September 2, 2021, Mr. Shah entered into a non-competition agreement (the “Agreement”) effective as of the Separation Date. Pursuant to the Agreement, Mr. Shah has agreed to not, without the prior written consent of the Company, engage in certain competitive business activities towards the Company or solicit certain other individuals to participate in such activities from the period commencing on the Separation Date until August 20, 2022 (the “Non-Competition Period”).

In connection with the Agreement, the Compensation Committee of the Board of Directors of the Company approved a grant of 13,995 restricted stock units to Mr. Shah effective on the date he entered into the Agreement (the “Award”). If Mr. Shah complies with the Agreement through the Non-Competition Period, all shares subject to the Award will vest on August 20, 2022. On the Separation Date, all unvested equity awards held by Mr. Shah on the Separation Date, other than the Award, will be forfeited on the Separation Date without consideration.

The foregoing description of the Agreement is subject and qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed with this report as Exhibit 10.1, and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Non-Competition Agreement.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2021

RINGCENTRAL, INC.

By:	/s/ John Marlow
Name:	John Marlow
Title:	Chief Administrative Officer